Exhibit 10.36

NINGBO COMMERCE BANK

Comprehensive Credit Line Contract

Ningbo Commerce Bank

(201812 Version)

Comprehensive Credit Line Contract

(Standard Terms)

Detailed information of Party A and Party B may be found in the subsidiary terms.

On the basis of equality and voluntariness, Party A and Party B have concluded the Contract upon consensus in accordance with the provisions of relevant laws, and are willing to abide by all contract terms.

Article 1 Comprehensive credit line amount:

The amount of the comprehensive credit line is detailed in the subsidiary terms, and this amount may be applied to multi-currency credit granting.

The currency exchange rate other than RMB is converted at the exchange rate quoted by Party A when each specific business actually occurs.

Article 2 Term of the comprehensive credit line: See the subsidiary terms for details.

During such term, it may be recycled several times within the scope of the comprehensive credit line amount determined in Article 1 of the Contract. The method, amount and duration of each use shall be agreed by Party A and Party B, but the sum of the principal balance for each form of credit granting shall not exceed the amount of the comprehensive credit line.

The specific business occurrence date under the credit line must be within the said term (including the starting date and the maturity date of such term), and the maturity date, which is not subject to the term, will be subject to the specific business contract.

Article 3 Comprehensive credit-granting methods

Credit-granting methods for the comprehensive credit line include but are not limited to the following:

loans, lending, bill acceptance and discounting, overdraft, factoring, issuing letter of guarantee, guarantee, issuing letter of credit, outward documentary bill, inward documentary bill, taking delivery of goods upon guarantee, packing credit, forfeiting, acceptance by an agent commissioned by Party A, issuing documents by an agent commissioned by Party A, issuing the letter of guarantee by an agent commissioned by Party A and any means agreed by the parties to occupy the credit line hereunder. The specific credit-granting method is subject to the specific business contract signed by both parties.

Party A may agree with Party B to grant Party B a number of comprehensive credit lines, which are independent of each other.

Article 4 Use of comprehensive credit lines

The application for use of the comprehensive credit line must be submitted by Party B. After Party A’s examination and approval, both parties sign the corresponding business contract. The parties agree that Party A has the right to adjust the amount of the comprehensive credit line (increase or decrease) according to Party B’s credit status, guarantee status, exchange rate changes and other market conditions, as well as Party A’s operating conditions, without the consent of Party B. Once the decision on such adjustment is made, it will take effect immediately.

Article 5 Transfer of credit line granted

Party B agrees to transfer the credit line granted to the third party as agreed in the subsidiary terms (that is, the subject agreed in the subsidiary terms may also adopt the credit line), and to undertake the responsibility of joint and several guarantee for all the debt (including contingent debt) and the principal, interest, penalty interest and compound interest thereon under this credit line suffered by the subject stipulated in the subsidiary terms, the expenses for such subject to realize creditor’s rights (including but not limited to litigation costs, attorney fees, notary fees, execution fees, etc.), as well as other losses and expenses caused to Party A by the debtor’s default, with the warranty period falling under the following circumstances:

1. The warranty period shall be two years from the maturity date of the debtor’s debt performance period as stipulated in the main contract. In the event of maturity in installments of the debt as stipulated by the main contract, the warranty period will be extended as a two-year period from the maturity date of the term for the last installment of the debt.

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2. Where Party A and the debtor reach an extension agreement on the performance period for the debt under the main contract, the warranty period will be two years from the maturity date of the debt performance period re-arranged by the extension agreement.

3. The warranty period under the acceptance of bank acceptance bill, import letter of credit, standby letter of credit and bank guarantee will be two years from the date of the advanced payment by Party A.

4. The warranty period under the discount of bank/commercial acceptance bills is two years from the date of maturity of the discounted bills.

5. In case of any matter stipulated by the law, regulation or the main contract, causing an advance maturity of the debt under the main contract, the warranty period will be two years from the date of the advance maturity of the debt.

For details of the specific transferee of the credit line and the maximum amount of credit line to be transferred see the subsidiary terms.

Article 6 Statement, undertakings and commitments of Party B

I. Party B is an organization legally established, validly existing and has a good reputation in the jurisdiction under which it is established. It has all the institutional rights as well as full government licensing and approval to engage in its current business.

II. Party B has legal authorities, rights and authorizations to sign, deliver and perform the Contract.

III. Party B undertakes to conduct effective management of the environmental risks caused by it, abide by laws and regulations on such fields as environmental protection, energy conservation, emission reduction and pollution reduction, accept Party A’s supervision and submit the report on environmental risks according to Party A’s requirements.

IV. Party B undertakes that the information provided to Party A is true, complete, legal and valid, without any false records, misleading statements or major omissions.

V. Party B undertakes to fully perform all its obligations hereunder in good faith.

VI. Party B shall promptly, comprehensively and accurately disclose to Party A the actual controller, the actual beneficiary, the related party relationships, the related party transactions and the relevant matters arising from Party B’s related parties that may adversely affect Party B’s performance of the Contract.

VII. Party B undertakes that, in the event of any change to its domicile, correspondence address, contact number, business scope, legal representative, person in charge, shareholding structure, actual controller or other matters, it will notify Party A in writing within 10 days after the change of the matter concerned.

VIII. Where Party B falls under any of the following circumstances, it shall notify Party A in writing 30 days in advance. If Party A believes that the case may have a significant impact on the performance of the Contract, Party B shall take action after obtaining the written consent of Party A:

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1. where Party B sells, gifts, lends, transfers, mortgages, pledges or takes other means to dispose of important assets whose value exceeds 10% of the net assets;

2. where the dividend exceeds 30% of the net profit after tax of that year or exceeds 20% of the total undistributed profit;

3. where the newly-added foreign investment exceeds 20% of the net assets after the credit line is effective;

4. where Party B pays off debts to other banks in advance;

5. where Party B repays the debts to the shareholders of Party B; or

6. where Party B applies for credit granting to other banks, or provides guarantees to third parties, or reduces or exempts third-party debts, involving a debt amount exceeding 20% of the net assets.

Article 7 Special agreement on credit granting to and related party transactions among group clients

I. The term “group client” refers to an enterprise legal person or institutional legal person with the following characteristics:

1. which directly or indirectly controls or is controlled by other enterprise legal person or institutional legal person in equity or business;

2. which is jointly controlled by a third-party enterprise legal person or institutional legal person;

3. which is directly or indirectly controlled jointly by a major individual investor, key management or their close family members (including direct family relationships within three generations and collateral relationships within the second generation);

4. which has other related relationships and may not transfer assets and profits according to the fair price principle, shall be subject to the credit-granting management as a group client.

II. Where Party B is a group client, it shall report to Party A in writing within 10 days from the date of the related party transaction with more than 10% of the net assets. The report shall cover the relationship between the parties to the transaction, items and the nature of the transaction, the transaction amount or corresponding proportion and pricing policies (including transactions with no amount or only a nominal amount).

Article 8 Event of default and liability for breach

I. Event of default

Under any of the following circumstance, an event of default is deemed to have occurred:

1. where Party B or the transferor violates its any due obligations stipulated in the Contract or the single business contract hereunder;

2. where Party B or the transferor indicates expressly or indirectly via its behaviors that it will not perform its obligations under the Contract or the single business contract hereunder;

3. where the relevant certificates and documents submitted by Party B or the transferor to Party A or any statements, undertakings and commitments made by Party B or the transferor are untrue, inaccurate and incomplete with false records, misleading statements or major omissions;

4. where Party B or the transferor arbitrarily changes the use of loan funds, misappropriates loans or uses bank loans to engage in illegal transactions;

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5. where Party B or the transferor is involved in litigation or arbitration with Party A or any other third party;

6. where the guarantor of Party B violates the guarantee contract (including but not limited to the guarantee contract, mortgage contract and pledge contract) or the breach of contract under the guarantee contract occurs, or the guarantee contract fails to take effect, is invalid or revoked, or the situation in which the guarantee capacity of the guarantor is reduced or the value of the collateral is reduced occurs;

7. where Party B or the guarantor or the transferor breaches the agreement with other financial institutions or involves in the dispute on a loan or guarantee relationship with other institutions;

8. where Party B or the transferor is negligent in management and pursues the due creditor’s rights, or disposes of its main property on a gratuitous basis or at a unreasonable low price or by other improper means, or engages in other acts for the purpose of transfer of property or evasion of debts;

9. where the business situation of Party B or the transferor has experienced major problems, with financial situation deteriorating severely, or Party B or the transferor has major financial losses, asset losses (including but not limited to asset losses due to its external guarantees), or other financial crises;

10. where Party B or the transferor has been subjected to administrative punishment or criminal sanctions or is being investigated by the relevant department and may be subject to administrative punishment or criminal sanctions due to violation of laws and regulations in operation;

11. where Party B or the transferor is involved in such circumstances as division, consolidation, major merger, acquisition and restructuring, disposal of major assets, capital reduction, liquidation, reorganization, cancellation, bankruptcy, dissolution, suspension or partial suspension of business;

12. where the controlling shareholder or actual controller of Party B or the transferor is changed, and Party A believes that such change has harmed or may harm the realization of the creditor’s rights hereunder; or where Party B’s controlling shareholder, actual controller, legal representative or senior management is involved in major events, including but not limited to that they have been subject to administrative punishments or criminal sanctions or are investigating by relevant departments and may be subject to administrative penalties or criminal sanctions due to violations of laws and regulations in operation, litigation or arbitration cases, serious deterioration of financial situation, and declaration of bankruptcy or dissolution;

13. where unfavorable changes occurred in the industry in which Party B or the transferor is engaged, and Party A believes that such changes have harmed or may harm the realization of the creditor’s rights hereunder; and

14. other circumstances relating to Party B or the transferor that have harmed or may harm the realization of the creditor’s rights hereunder.

II. Liability for breach

In the event of an event of default as described in Paragraph 1 of this Article, Party A shall have the right to take one of the following measures or to take various measures at the same time:

1. adjusting, canceling or suspending the comprehensive credit line hereunder, including the transfer of the credit line, or adjusting the validity period of the credit line;

2. announcing that all or part of the debts of Party B under this credit line will be mature immediately, and requiring Party B to immediately repay all or part of the used credit line, including the business under the credit line transferred;

3. requiring Party B to add additional guarantees or take other measures to ensure that Party A’s legitimate rights and interests are not infringed;

4. being entitled to deduct directly from the account of Party B, the guarantor or the transferor to settle all the debts of Party B or the transferor under the Contract and each specific business contract (including the debts that Party A requires to pay in advance), without the prior consent of Party B, the guarantor or the transferor; and

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5. being entitled to exercise the real rights granted by way of security or require the guarantor to perform the guarantee responsibility.

Article 9 Service

I. Party B confirms and declares that the information for service stipulated in the subsidiary terms, which is provided by the personnel recognized by Party B and is accurate and correct, is the address for service and contact information for the legal instruments involved in the comprehensive credit line contract (including the specific business contract, hereinafter the same) regarding such fields as various documents, debt collection, dispute resolution, litigation (arbitration) (including first instance, second instance, retrial, execution and other stages of litigation).

II. Where Party A, the people’s court, the arbitration institution, the notary office and other parties send the documents to Party B according to the address and contact information recognized in the information for service stipulated in the subsidiary terms, and if no one receives or signs the documents, or the mail is rejected, or it falls under any other circumstance under which the addressee does not give feedback, the date of return of the documents will be deemed as the date of service; where the mail is subject to a direct service and Party B refuses to receive, the process server may take a photo or video to record the service process and leave the documents in place, so that it will be deemed as service.

III. Where Party B makes any change to the information for service stipulated in the subsidiary terms before the debt under the comprehensive credit line contract is settled, Party B shall notify Party A in writing within ten working days after the change and provide the contact information and address for service after the change, and the said written notice shall be kept as an appendix to the Contract. After the debt under the comprehensive credit line contract comes to the litigation (arbitration) stage, Party B shall notify the people’s court or the arbitration institution of such change in writing at the same time.

IV. Party B hereby expressly declares that Party A or the people’s court of appeal may serve the document by means of a modern communication method such as sending a text message to the mobile phone in the contact information provided by Party B, sending a fax to the designated fax number or sending an email to the designated email address, and in terms of service by SMS, fax, or email, the date of sending will be the date of service.

V. Where Party B provides incorrect or unclear address for service and contact information or fails to inform the address for service and contact information after change in a timely manner, resulting in the failure to serve or return the document, the date on which the document is returned shall be deemed as its date of service.

Article 10 Party A shall not be liable for any failure to continue to perform the comprehensive credit limit contract or the specific business contract under it due to the change of laws, regulations, rules and policies or the promulgation of emergency measures.

Article 11 The matters not covered in the comprehensive credit line contract and the specific business contracts under it shall be subject to the laws and regulations in force, as well as the relevant provisions of the People’s Bank of China, the China Banking and Insurance Regulatory Commission and Party A.

Article 12 The Contract shall become effective upon signing by the parties.

Article 13 Notes and statements

Party A has drawn Party B’s attention to a comprehensive and accurate understanding of the terms and conditions of the Contract, especially those in bold. At the request of Party B, the corresponding terms of the Contract are explained accordingly. The contracting parties have fully understood the meaning of the terms hereof and their corresponding legal consequences. At the same time, Party B specifically declares that special attention has been paid to the terms that involve its obligations and its disadvantages and it will accept these terms.

(The above is the standard terms of the Contract, while the following is the subsidiary terms)

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Comprehensive Credit Line Contract

(subsidiary terms)

Contract No.: N. T. 0202 Z. Z. No.19050501

Party A (Lender): Ningbo Commerce Bank Co., Ltd., Shanghai Branch

Address: 23/F, Building 2, You You Century Plaza, No. 428, Yanggao South Road, Pudong New Area, Shanghai

Tel.: 021-60587888 Fax: 021-60587871

Principal: Zhang Zhengyin Position: Branch President

Party B (Borrower): Shanghai ECMOHO Health Biotechnology Co., Ltd.

Legal representative: Wang Ying

Article 1 Comprehensive credit line amount: (equivalent to) RMB (in words) Two Million Only

Article 2 Term of the comprehensive credit line: May 6, 2019 to May 6, 2020.

Article 3 The specific transferee of the credit line and the maximum amount of credit line transferred:

1.                                          (transferor), amount: (equivalent to)                  (currency) (in words)                             ;

2.                                          (transferor), amount: (equivalent to)                  (currency) (in words)                             ;

3.                                          (transferor), amount: (equivalent to)                  (currency) (in words)                             ;

4.

Article 4 Service

Address for service: ****

Zip code: 200030    Fax:

Addressee (or agent thereof): Li Wei

Tel.:                     Mobile No.:****

E-mail: ****

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Article 5 The Contract is made under and also governed by the laws of the People’s Republic of China. In the event of a dispute arising from the performance of the Contract, the parties shall conduct consultation or mediation; if the negotiation or mediation fails, the dispute shall be settled in the manner specified in Item 1 below.

1. File a lawsuit to the people’s court of the locality where Party A is located.

2. File a lawsuit to the people’s court of the place where the Contract is signed.

3. Apply to the      Arbitration Commission for arbitration.

Article 6 Other matters agreed upon by Party A and Party B:

Article 7 The Contract is made in duplicate with each party holding one, and each copy shall have the same legal effect.

The standard terms and the subsidiary terms of the Contract constitute a complete contract.

Party A’s Seal:

May 06, 2019

Ningbo Commerce Bank Co., Ltd., Shanghai Branch (seal)

Seal specific for credit contract

Zhang Zhengying (seal)

Party B’s Seal:

Signature of legal representative or entrusted agent: /s/ Wang Ying

May 06, 2019

Shanghai ECMOHO Health Biotechnology Co., Ltd. (seal)

Signed in: Shanghai

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NINGBO COMMERCE BANK

Loan Contract

Ningbo Commerce Bank

(201406 Version)

Loan Contract

Contract No.: Ning Tong 0202 Loan Contract No.19051704

☐Non-credit line

☑Within the credit line Name of the contract: Comprehensive Credit Line Contract

Line Contract No.: Ning Tong 0202 Comprehensive Loan Contract No.19050507

Party A (Lender): Ningbo Commerce Bank Co., Ltd., Shanghai Branch

Address: 23/F, Building 2, You You Century Plaza, No. 428, Yanggao South Road, Pudong New Area, Shanghai

Tel.: 021-60587888 Fax: 021-60587871

Principal: Zhang Zhengyin Position: Branch President

Party B (Borrower): Shanghai ECMOHO Health Biotechnology Co., Ltd.

Legal representative: Wang Ying

On the basis of equality and voluntariness, Party A and Party B have concluded the loan contract (the “Contract”) upon consensus in accordance with the provisions of relevant laws, and are willing to abide by all contract terms.

Article 1 Loan

I. Loan amount: RMB (in words) One Million Nine Hundred and Fifteen Thousand Six Hundred and Eighty-eight Point Four

II. Loan term: 12 months

The loan term begins on the date when the loan is actually granted. The date of loan release and the maturity date shall be subject to those recorded in the loan IOU.

III. Loan interest rate

1. The loan interest rate hereunder is determined according to the following standards. The interest rate of the first loan is subject to those recorded in the loan IOU (please fill in the option box with “✓”):

☐ the benchmark interest rate of the People’s Bank of China for the same grade loan on the date of loan release.

☐ the benchmark interest rate of the People’s Bank of China for the same grade loan on the loan issuance date ☐ floating upward/ ☐ floating downward              (hereinafter referred to as “interest rate floating ratio”).

☐ Other, specific loan interest rate is 7%.

2. The adjustment method for the loan interest rate under the Contract is (please fill in the option box with “✓”):

☐ Adjustment according to             . The interest rate adjustment date is the following Item     :

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(1) Adjustment is made on the corresponding date for each             . In case of no corresponding date, the last day of the              shall be the corresponding date, and the new loan interest rate will be determined and apply at the benchmark interest rate at the time of this adjustment (if the benchmark interest rate is adjusted for two or more times during the period as agreed in this paragraph, the benchmark interest rate at the time of the last adjustment in the period shall prevail) and corresponding interest rate floating ratio;

(2) The new loan interest rate will be determined and apply at the benchmark interest rate at the corresponding interest rate floating ratio on January 1 of each year (if the benchmark interest rate is adjusted for two or more times during the period as agreed in this paragraph, the benchmark interest rate at the time of the last adjustment in the period shall prevail).

(3) Other:

☑ Fixed interest rate.

3. Conversion of daily interest rate: daily interest rate = annual interest rate / 360 days

IV. Loan purposes

The purpose of the loan is given in item (1) below:

(1) Turnover of working capital

(2) Borrowing for repaying (enlending)/reorganization, specifically: return of the credit granting under                                  (contract name) with contract No.                             .

(3) Others, specific loan purpose is:

Article 2 Loan release and payment

I. Party B may require Party A to issue loans hereunder provided that conditions in the following Item 2 are met:

1. After the Contract comes into effect.

2. The Contract has already taken effect, and the relevant guarantee contracts have been signed. If registration or filing and notarization procedures are required, the relevant procedures have been completed.

3.

II. Payment of loan funds

(I) Payment method

Party A and Party B agree that the loan funds are paid in the following manner (fill in the “☐” with “✓”)

☑ Full payment upon authorization refers to the act that Party A, through Party B’s account, pays the loan funds to the counterparty of Party B in a transaction conforming to the stipulated purpose according to Party B’s application for withdrawal and payment entrustment.

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☐ Part payment upon authorization refers to the act that Party A, through Party B’s account, pays the loan funds to the counterparty of Party B in a transaction conforming to the stipulated purpose according to Party B’s application for withdrawal and payment entrustment, provided that the payment object is clear and single payment amount is equivalent to more than RMB’0,000 (inclusive); the remaining loan funds shall be paid by Party B independently, that is, Party A shall, according to Party B’s application for withdrawal, issue the loan funds to Party B’s account, and Party B shall independently pay such amount to its counterparty in a transaction conforming to the stipulated purpose.

☐ Full payment by Party B itself refers to the act that Party A shall, according to Party B’s application for withdrawal, issue the loan funds to Party B’s account, and Party B shall independently pay such amount to its counterparty in a transaction conforming to the stipulated purpose.

☐

(II) Payment management

1. In case of the payment upon authorization, Party B may request Party A to pay the loan funds on the premise of meeting the following payment conditions:

(1) Party B submits the payment application and the corresponding business contract and other evidential materials as required by Party A, and the information on the transaction object and payment amount listed in the payment application is consistent with the evidential materials;

(2) The payment application conforms to the loan purpose as stipulated herein;

(3) Party B authorizes Party A to pay loan funds to a specific transaction object;

(4)

Party A has the right to review whether the information on the payment object, payment amount and other information listed in the payment application provided by Party B is consistent with the corresponding business contract and other evidential materials, and has the right to reject the payment application that does not meet the loan purpose as stipulated herein.

2. In case of the payment by Party B itself, Party B shall inform Party A of the payment of the loan funds according to the summary of                 , and provide the information such as the transaction object and payment amount as well as corresponding business contract and other evidential materials according to Party A’s requirements.

3. Party B may not use the loan funds for investment in fixed assets, equity, etc., and shall not be used the loan funds in areas or for purposes prohibited by the state for production or operation.

4. Party B agrees that in the case of the payment upon authorization, Party A shall first transfer the loan to Party B’s account, and then directly transfer the loan to Party B’s transaction object from Party B’s account. During the period of the stay of loan funds on Party B’s account, Party B shall not withdraw the loan funds, and in case that such funds are imposed on compulsory measures, including but not limited to freezing, deduction, etc., Party B shall independently bear the liability which is unrelated to Party A, and Party B shall still be liable for repayment.

5. Regardless of the payment upon authorization or payment by Party B itself, once the loan funds are transferred to Party B’s account according to Party B’s application for withdrawal or entrustment, it is deemed that Party B’s withdrawal is successful hereunder. Party A’s obligation of loan release is fulfilled, and Party B shall repay the loan in accordance with the Contract.

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(III) Changes in payment methods and conditions for triggering changes

In the event of one of the following circumstances, Party A shall have the right to adjust the standard for the amount to be paid upon authorization as agreed in Paragraph (1) or change the payment method to full payment upon authorization:

1. In the case of payment by Party B itself, Party B fails to make a regular summary report on the payment of loan funds to Party A as agreed, or refuses to cooperate with Party A to check whether the loan payment conforms to the agreed purpose by means of account analysis, voucher inspection or on-site investigation;

2. Party B evades Party A’s payment upon authorization by the means of breaking up the whole into parts in violation of the Contract;

3. Party B’s credit status declines or its profitability of the main business is not strong;

4. The use of loan funds is abnormal;

5.

Article 3 Account management and financial indicators

I. After negotiation between Party A and Party B, Party B agrees to open the following account at Party A to accept Party A’s monitoring:

1. Party B agrees to open a loan issuance account at Party A as required by Party A, with the account name of                              and the account number of                             . The issuance and withdrawal of loan funds are handled through the account. Party A has the right to dynamically monitor the account. When an abnormal situation is found, Party A has the right to take measures including but not limited to freezing and stopping of payment.

2. Party B agrees to open an account for fund return at Party A as required by Party A (fill in the “☐” with “✓”).

☐ The account for fund return is the same as the loan issuance account in Item 1.

☐ The account name of the account for fund return is                             , with the account number of                             .

The return of funds in this account shall be subject to the following agreements:

When Party B is unable to repay the loan owed to Party A in time, Party A has the right to deduct the funds which will be used for repaying the loan principal and interest from the account for fund return and other accounts opened by Party B at Party A.

II. Before the loan is fully settled hereunder, Party B’s financial indicators shall meet the following agreed conditions:

Article 4 Settlement of loan interest

1. Interest is calculated at the actual loan amount and the actual loan term from the date on which the loan is actually issued. The specific interest settlement is subject to the following Item (1):

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(1) Settlement is made once a month, and the interest settlement date (the interest payment date) is the 20th day of each month, and the loan principal and interest shall be fully paid off at the same time, when the loan is due (including acceleration of maturity).

(2) Settlement is made once a quarter, and the interest settlement date (the interest payment date) is the 20th day of the last month of each quarter, and the loan principal and interest shall be fully paid off at the same time, when the loan is due (including acceleration of maturity).

(3) Settlement is made once a year, and the interest settlement date (the interest payment date) is December 20 of each year, and the loan principal and interest shall be fully paid off at the same time, when the loan is due (including acceleration of maturity).

(4) Repayment is made in a lump sum when the loan is due (including acceleration of maturity), and the loan principal and interest shall be fully paid off at the same time.

2. Party B shall deposit the interest payable in the deduction account before each interest settlement date, and Party A may conduct the deduction directly from the account opened by Party B in Party A. If Party B cannot pay interest in time, Party A shall have the right to collect the compound interest on unpaid interest.

Article 5 Interest-bearing method for interest rate floating

If the loan interest rate floats, the interest on the loan will be charged at the adjusted interest rate from the date of interest rate adjustment.

Article 6 Loan repayment

1. Party B shall fully repay the loan principal and interest (including acceleration of maturity); if it indeed cannot make the full repayment thereof as scheduled, it must apply in writing to Party A one month in advance, and conduct specific consultation with Party A on the repayment.

2. If Party B repays the loan in advance, it must apply to Party A in advance and be agreed by both parties upon negotiation.

3. Party B irrevocably authorizes Party A to deduct all principal and interest of the loan due or early due from the account opened by Party B at Party A.

Article 7 Rights of Party B

1. Party B has the right to withdraw and use all the loans as agreed herein;

2. After obtaining the written consent of Party A, Party B has the right to transfer the debt to a third party.

Article 8 Obligations of Party B

1. Party B shall truthfully provide the documents and materials required by Party A, as well as the information on all its bank accounts, the bank of deposit and the balance of deposits and loans, and shall be cooperative in investigation, examination and inspection by Party A;

2. Party B shall provide the latest changes to the monthly financial statements and registration status to Party A in a timely manner;

3. Party B shall accept Party A’s supervision and inspection over its use of credit funds and relevant production, operation and financial activities, and cooperate with Party A in the loan payment management, post-loan management and related inspections;

4. Party B shall use the loan in accordance with the purposes as agreed herein;

5. Party B shall fully repay the loan principal and interest on schedule as agreed herein;

6. Where Party B transfers all or part of debts hereunder to a third party, it shall obtain a prior written consent of Party A;

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7. If Party B carries out the transfer of major property rights, system change, merger, division, equity transfer, transfer of major assets, substantial increase in debt financing, external investment and other acts that are enough to affect Party A’s rights and interests, it shall obtain prior written consent from Party A, and implement the safeguard measures for the safe repayment of the loan principal and interest and all other related expenses.

8. Party B shall promptly notify Party A when it has any material adverse events affecting its solvency.

Article 9 Statement, undertakings and commitments of Party B

1. Party B is a company legally established, validly existing and has a good reputation in the jurisdiction under which it is established. It has all the corporate rights as well as government licensing and approvals to engage in its current business.

2. Party B has legal authorities, rights and authorizations to sign, deliver and perform the Contract.

3. Party B undertakes that the information provided to Party A is true, complete, legal and valid, without any false records, misleading statements or major omissions.

4. Party B hereby undertakes that it will fully perform all its obligations hereunder in good faith, and that it will not commit any act (including the act which it should commit but it fails to do so, or the act which it should not commit but it do so) endangering the realization of creditor’s rights hereunder, in case that it fails to obtain a prior written consent of Party A.

5. Party B hereby undertakes that, in the event of any change to its domicile, correspondence address, contact number, business scope, legal representative or other matters, it will notify Party A in writing within ten days after the change of the matter concerned.

Article 10 Special agreement on credit granting and related transactions of group clients

I. The term “group client” refers to an enterprise legal person or institutional legal person with the following characteristics:

1. which directly or indirectly controls or is controlled by other enterprise legal person or institutional legal person in equity or business;

2. which is jointly controlled by a third-party enterprise legal person or institutional legal person;

3. which is directly or indirectly controlled jointly by a major individual investor, key management or their close family members (including direct family relationships within three generations and collateral relationships within the second generation);

4. which has other related relationships and may not transfer assets and profits according to the fair price principle, shall be subject to the credit-granting management as a group client.

II. Where Party B is a group client, it shall report to Party A in writing within ten days from the date of the related party transaction with more than 10% of the net assets. The report shall cover the relationship between the parties to the transaction, items and the nature of the transaction, the transaction amount or corresponding proportion and pricing policies (including transactions with no amount or only a nominal amount).

Article 11 Rights of Party A

1. Party A has the right to request Party B to provide information related to the loan;

2. Party A has the right to request Party B to return the principal and interest of the loan on time;

3. Party A has the right to know Party B’s production and operation, financial activities and repayment plan, and to conduct post-loan management and related inspections on Party B;

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4. Party A has the right to supervise Party B to use the loan according to the purposes as agreed herein, and to manage the loan payment of Party B. In the case of payment by Party B itself, Party A shall have the right to require Party B to make a regular summary report on the payment of loan funds, and check whether the loan payment conforms to the agreed purpose by means of account analysis, voucher inspection or on-site investigation;

5. Party A has the right to deduct the principal and interest of the loan directly from the accounts of Party B;

6. If Party B fails to perform various obligations as stipulated hereunder, Party A shall have the right to require Party B to repay the loan in advance or stop issuing the loan that has not been used by Party B in accordance with the provisions hereof;

7. Party A has the right to recover the loan in advance according to the return of Party B’s funds;

8. If Party B carries out the transfer of major property rights, system change, merger, division, equity transfer, transfer of major assets, substantial increase in debt financing, external investment and other acts that are enough to affect Party A’s rights and interests, Party A shall have the right to request Party B to pay off the principal and interest of the loan and all other related expenses hereunder, or to transfer all the debts hereunder to the transferee approved by Party A for succession, or require Party B to provide the guarantee measures agreed by Party A.

9. Party A has the right to independently transfer the rights and obligations hereunder to a third party, and Party B shall be deemed to have agreed to such transfer.

10. If Party B conducts large-amount financing, sale of major assets, merger, division, shareholding reform, bankruptcy liquidation, etc., Party A shall have the right to participate in the above matters in order to safeguard its creditor’s rights.

Article 12 Obligations of Party A

1. Party A is obliged to grant the loan to Party B in accordance with the conditions as stipulated herein;

2. Party A shall keep confidential the finance, production and operation of Party B, except as otherwise provided by laws and regulations or otherwise required by the regulatory authorities.

Article 13 Charge clause

1. The expenses incurred for the credit investigation, inspection, notarization, witness and registration related to the Contract shall be borne by Party B.

2. Expenses (including announcement fee, delivery fee, appraisal fee, attorney fee, case acceptance fee, property preservation fee, travel expenses, assessment fee, auction fee, compulsory execution fee, etc.) required by Party A to collect the loan principal and interest, which arise from the failure of Party B to repay the loan principal and interest at maturity (including early maturity), shall be borne by Party B.

Article 14 Party B shall open a settlement account with Party A to settle the economic business transaction through such account.

Article 15 Event of default and liability for breach

I. Event of default

Under any of the following circumstance, an event of default is deemed to have occurred:

1. Where Party B violates any of its obligations hereunder, or indicates expressly or indirectly via its behaviors that it will not perform any of its obligations under the Contract;

2. Where the relevant certificates and documents submitted by Party B to Party A or any statements, undertakings and commitments made by Party B are untrue, inaccurate and incomplete with false records, misleading statements or major omissions;

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3. Where Party B arbitrarily changes the use of loan funds, misappropriates loans or uses bank loans to engage in illegal transactions;

4. Where Party B violates the agreement on the payment of loan funds herein;

5. Where Party B breaks through the financial indicators as stipulated herein;

6. Where Party B fails to use foreign exchange loans in accordance with state administration provisions;

7. Where the storage and value of the collateral greatly change;

8. Where Party B is involved in litigation or arbitration with Party A or any other third party;

9. Where the Guarantor of Party B violates the guarantee contract (including but not limited to the guarantee contract, mortgage contract and pledge contract) or the breach of contract under the guarantee contract occurs, or the guarantee contract fails to take effect, is invalid or revoked, or the situation in which the guarantee capacity of the Guarantor is reduced;

10. Where Party B is negligent in management and pursues the due creditor’s rights, or disposes of its main property on a gratuitous basis or at a unreasonable low price or by other improper means, or engages in other acts for the purpose of transfer of property or evasion of debts;

11. Where the business situation of Party B has experienced major problems, with financial situation deteriorating severely, or Party B has major financial losses, asset losses (including but not limited to asset losses due to its external guarantees), or other financial crises;

12. Where Party B has been subjected to administrative punishment or criminal sanctions or is being investigated by the relevant department and may be subject to administrative punishment or criminal sanctions due to violation of laws and regulations in operation;

13. Where Party B is involved in such circumstances as division, consolidation, major merger, acquisition and restructuring, disposal of major assets, capital reduction, liquidation, reorganization, cancellation, bankruptcy, dissolution, suspension or partial suspension of business;

14. Where the controlling shareholder or actual controller of Party B is changed, and Party A believes that such change has endangered or may endanger the realization of the creditor’s rights hereunder; or where Party B’s controlling shareholder, actual controller, legal representative or senior management is involved in major events, including but not limited to that they have been subject to administrative punishments or criminal sanctions or are investigating by relevant departments and may be subject to administrative penalties or criminal sanctions due to violations of laws and regulations in operation, litigation or arbitration cases, serious deterioration of financial situation, and declaration of bankruptcy or dissolution;

15. Where unfavorable changes occurred in the industry in which Party B is engaged, and Party A believes that such changes have endangered or may endanger the realization of the creditor’s rights hereunder;

16. Where Party B fails to handle the settlement or deposit and other related business at Party A’s office as agreed; and

17. Other circumstances relating to Party B that have harmed or may harm the realization of the creditor’s rights hereunder.

II. Liability for breach

In the event of an event of default as described in Paragraph 1 of this Article, Party A shall have the right to take one of the following measures or to take various measures at the same time:

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1. Party A may request an advance maturity of the loan, an advance recovery of some or all of the loan principal and interest as well as payment of relevant expenses, including but not limited to the credit investigation, inspection, notarization and other expenses related to the Contract, and Party A’s payment for all such fees as attorney fees, legal fees, arbitration fees, travel expenses, announcement fees, delivery fees, and implementation fees for the purpose of realizing the creditor’s rights;

2. Party A may cease or terminate the issuance and payment of any money that has not been issued or paid under the Contract;

3. Party A may be entitled to deduct the principal and interest of the loan directly from the accounts of Party B and the warrantor;

4. Party A may require Party B to provide new guarantees in accordance with the requirements of Party A for the creditor’s rights under the Contract;

5. Party A may exercise the guarantee right, requiring the warrantor to perform the guarantee responsibility, or realizing the creditor’s rights by disposing the collateral and/or pledge;

6. Where the loan matures duly or matures in advance, and Party B fails to repay the principal and interest of the loan as agreed, Party A has the right to impose an interest at 50% penalty interest rate on the loan principal according to the loan interest rate stipulated in the Contract from the date of overdue at the actual number of overdue days, and also impose a compound interest at the penalty interest rate on the interest that cannot be paid on time;

If the payment for loan principal or interest is overdue for a period less than 90 days (including 90 days), the loan repayment order is: (1) interest (including penalty interest and compound interest); (2) principal. If the payment for loan principal or interest is overdue for a period more than 90 days, the loan repayment order is: (1) the principal (including the part maturing in advance); (2) interest (including penalty interest and compound interest).

7. Where Party B misappropriates the loan, Party A shall have the right to charge interest at the penalty interest rate of 100% according to the loan interest rate stipulated in the Contract at the actual misappropriation amount and the number of misappropriation days from the date of misappropriation, and also charge a compound interest on the interest that cannot be paid on time at the penalty interest rate; and/or

8. Other remedies that Party A has the right to claim in accordance with the law and the Contract.

Article 16 Service

☑ Service shall be subject to the terms of the credit line contract corresponding to the Contract,

☐ specifically:

I. Party B confirms and declares that the following information, which is provided by the personnel recognized by Party B and is accurate and correct, is the address for service and contact information for the legal instruments involved in the Contract regarding such fields as various documents, debt collection, dispute resolution, litigation (arbitration) (including first instance, second instance, retrial, execution and other stages of litigation):

Address for service:

Zip code:                         Fax:

Addressee (or agent thereof):

Tel.:                              Mobile No.:/

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E-mail:

II. Where Party A, the people’s court, the arbitration institution, the notary office and other parties send the documents to Party B according to the above address and contact information, and if no one receives or signs the documents, or the mail is rejected, or it falls under any other circumstance under which the addressee does not give feedback, the date of return of the documents will be deemed as the date of service; where the mail is subject to a direct service and Party B refuses to receive, the process server may take a photo or video to record the service process and leave the documents in place, so that it will be deemed as service.

III. Where Party B makes any change to the above contact information before the debt hereunder is settled, Party B shall notify Party A in writing within ten working days after the change and provide the contact information and address for service after the change, and the said written notice shall be kept as an appendix to the Contract. After the debt hereunder comes to the litigation (arbitration) stage, Party B shall notify the people’s court or the arbitration institution of such change in writing at the same time.

IV. Party B hereby expressly declares that Party A or the people’s court of appeal may serve the document by means of a modern communication method such as sending a text message to the mobile phone in the contact information provided by Party B, sending a fax to the designated fax number or sending an email to the designated email address, and in terms of service by SMS, fax, or email, the date of sending will be the date of service.

V. Where Party B provides incorrect or unclear address for service and contact information or fails to inform the address for service and contact information after change in a timely manner, resulting in the failure to serve or return the document, the date on which the document is returned shall be deemed as its date of service.

Article 17 Modification and rescission of the Contract

After the agreement between the two parties, the Contract may be modified or rescinded, and the agreement to modify or rescind the Contract shall be made in writing.

Article 18 Miscellaneous

1. During the existence of the Contract, Party A’s tolerance or extension for Party B’s any breach of contract or delay or Party A’s postponement in exercising its due rights hereunder shall not impair, influence or limit all rights due to Party A as stipulated by the Contract and relevant laws, and it shall not be regarded as Party A’s permission or recognition of any breach of this contract, nor shall it be deemed that Party A waives its right to take action against Party B’s existing or future breach of contract.

2. If the Contract becomes invalid in law or part of its terms is invalid for any reason, Party B shall still perform all repayment obligations. In the event of the above, Party A has the right to terminate the Contract and may immediately recover from Party B the principal and interest of the loan hereunder and other relevant funds.

3. The notices and requirements related to the Contract between Party A and Party B shall be made in writing.

4. If a date specified in the Contract or the last day of a period stipulated herein is a statutory holiday, it shall be postponed to the first working day after the statutory holiday.

5. Party A shall not be liable for any failure to fully perform the Contract due to changes in laws, regulations, rules, policies, and the promulgation of emergency measures.

6. Matters not covered in the Contract shall be subject to the laws and regulations in force, as well as the relevant provisions of the People’s Bank of China, the China Banking Regulatory Commission and Party A.

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Article 19 Other matters agreed upon by Party A and Party B:

Article 20 Application of law and dispute resolution

The Contract is made under and also governed by the laws of the People’s Republic of China. In the event of a dispute arising from the performance of the Contract, the parties shall conduct consultation or mediation; if the negotiation or mediation fails, the dispute shall be settled in the manner specified in Item 1 below.

1. File a lawsuit to the people’s court of the locality where Party A is located.

2. Apply to the                      Arbitration Commission for arbitration.

Article 21 The Contract is made in duplicate with each party holding one, and each copy shall have the same legal effect.

Article 22 The Contract shall become effective upon signing by the parties.

Article 23 Notes and statements

Party A has drawn Party B’s attention to a comprehensive and accurate understanding of the terms and conditions of the Contract, especially those in bold. At the request of Party B, the corresponding terms of the Contract are explained accordingly. The contracting parties have fully understood the meaning of the terms hereof and their corresponding legal consequences.

At the same time, Party B specifically declares that special attention has been paid to the terms that involve its obligations and its disadvantages. And Party B recognizes and accepts these terms.

Party A’s Seal:

May 17, 2019

Ningbo Commerce Bank Co., Ltd., Shanghai Branch Seal specific for credit contract (seal)

/s/ Zhang Zhengying

Party B’s Seal:

Signature of legal representative or entrusted agent:

May 06, 2019

Shanghai ECMOHO Health Biotechnology Co., Ltd. (seal)

/s/ Wang Ying

Signed in: Shanghai

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Appendix:

Demand Note

Ningbo Commerce Bank,

According to the contract (Ning Tong     . Z. No.     ) signed by us and the bank, we apply for a loan fund payment, and irrevocably authorize the bank to pay the loan funds to our designated counterparty. The specific payment object and payment amount are as follows:

Name	Account No.	Currency	Payment amount (RMB)

We will provide such evidentiary materials as the business contract related to this demand note in accordance with the above contract, and guarantee that the above-mentioned evidentiary materials are true, legal and effective.

Applicant:

Seal:

Signature of authorized signatory:

Date:

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NINGBO COMMERCE BANK

Guarantee Contract of Guarantee under the Debt Ceiling

Ningbo Commerce Bank

(2015-03 Version)

Guarantee Contract of Guarantee under the Debt Ceiling

(Standard Terms)

See the subsidiary terms for detailed information of Party A (creditor under the main contract) and Party B (guarantor)

In order to ensure the performance of the contract (hereinafter referred to as the “Main Contract”) between Party A and the debtor, Party B is willing to provide Party A with the guarantee under the debt ceiling for joint and several liability as the guarantor of the debtor under the Main Contract. On the basis of equality and voluntariness, both parties have entered into the Contract upon consensus for mutual compliance.

See the subsidiary terms for detailed information of the debtor.

Article 1 See the subsidiary terms for the scope of the guarantee warranty.

Interest, penalty interest and compound interest are calculated according to the Main Contract and such calculation will end on the date of the settlement of the debt. The expenses for realizing creditor’s rights include but are not limited to announcement fees, delivery fees, appraisal fees, attorney fees, case acceptance fees, property preservation fees, travel expenses, evaluation fees, auction fees, property preservation fees and enforcement fees.

The currency exchange rate other than RMB is converted at the exchange rate quoted by Party A when each specific business actually occurs.

Article 2 Warranty period

1. The warranty period shall be two years from the maturity date of the debtor’s debt performance period as stipulated in the main contract. In the event of maturity in installments of the debt as stipulated by the Main Contract, the warranty period will be a two-year period from the expiration date of the performance term for each installment of the debt.

2. Where Party A and the debtor reach an extension agreement on the performance period for the debt under the main contract, the warranty period will be two years from the maturity date of the debt performance period re-arranged by the extension agreement.

3. The warranty period under the acceptance of bank acceptance bill, import letter of credit, standby letter of credit and bank guarantee will be two years from the date of the advanced payment by Party A.

4. The warranty period under the discount of bank/commercial acceptance bills is two years from the date of maturity of the discounted bills.

5. In case of any matter stipulated by the law, regulation or the Main Contract, causing an advance maturity of the debt under the Main Contract, the warranty period will be two years from the date of the advance maturity of the debt.

6. The warranty period for each specific credit granting is calculated separately.

7. Where Party A, during the warranty period, transfers its creditor’s rights to a third party in accordance with the law, Party B hereby agrees to continue to assume the warranty responsibility within the scope of the original warranty.

Article 3 Where the debtor transfers the credit line granted by Party A to a third party, Party B hereby agrees to assume the guarantee warranty responsibility for the credit to be transferred in accordance with the contract. See the subsidiary terms for the specific transferee and the amount transferred.

Article 4 Warranty responsibility

Party B shall bear the responsibility for joint repayment according to the scope of the guarantee provided in the Contract. In case of the debtor’s failure in performing its repayment obligation upon expiration (including due expiration and early expiration of the contract) or other events of default as agreed in the Main Contract, Party A may claim compensation from the debtor or directly to Party B. Party B irrevocably authorizes Party A to directly deduct the amount of the creditor’s rights due from Party B’s bank account in Party A. After the deduction, Party A will send a notice to Party B in accordance with the service method stipulated in the terms of service hereof, but the notification is not necessary for the deduction.

Regardless of whether the debtor or a third party provides a guarantee of real right (mortgage/pledge), Party A has the right to request Party B to assume the warranty responsibility without first disposing of the collateral.

Where the debtor or a third party provides the guarantee of real right, and Party A waives or changes such guarantee, Party B’s guarantee liability shall not be waived, and shall still bear full guarantee responsibility.

Article 5 The warranty hereunder is an independent warranty and is not affected by the guarantees provided by other guarantors.

Article 6 The warranty hereunder is irrevocable and will not be affected by any agreement or document signed by the debtor with any unit, or change due to such reasons as the bankruptcy of the debtor, the inability to pay off the debt, the loss of enterprise qualification, and the modification of the articles of association.

Article 7 Event of default and liability for breach

I. Event of default

Under any of the following circumstance, an event of default is deemed to have occurred:

1. Where Party B violates any of its obligations hereunder, or indicates expressly or indirectly via its behaviors that it will not perform any of its obligations under the Contract;

2. Where the relevant certificates and documents submitted by Party B to Party A or any statements, undertakings and commitments made by Party B are untrue, inaccurate and incomplete with false records, misleading statements or major omissions;

3. Where Party B is negligent in management and pursues the due creditor’s rights, or disposes of its main property on a gratuitous basis or at a unreasonable low price or by other improper means, or engages in other acts for the purpose of transfer of property or evasion of debts;

4. Where Party B is involved in litigation or arbitration with Party A or any other third party;

5. where the warranty is invalid or revoked;

6. where the debt under the Main Contract matures duly or matures in advance, and Party A’s debt has not been fully repaid;

7. In case that Party B is a company:

(1) where the business situation of Party B has experienced major problems, with financial situation deteriorating severely, or Party B or the transferor has major financial losses, asset losses (including but not limited to asset losses due to its external guarantees), or other financial crises;

(2) where Party B has been subjected to administrative punishment or criminal sanctions or is being investigated by the relevant department and may be subject to administrative punishment or criminal sanctions due to violation of laws and regulations in operation;

(3) where Party B is involved in such circumstances as division, consolidation, major merger, acquisition and restructuring, disposal of major assets, capital reduction, liquidation, reorganization, cancellation, bankruptcy, dissolution, suspension or partial suspension of business;

(4) where the controlling shareholder or actual controller of Party B is changed, and Party A believes that such change has harmed or may harm the realization of the creditor’s rights under the Main Contract and/or those under the Contract; or where Party B’s controlling shareholder, actual controller, legal representative or senior management is involved in major events, including but not limited to that they have been subject to administrative punishments or criminal sanctions or are investigating by relevant departments and may be subject to administrative penalties or criminal sanctions due to violations of laws and regulations in operation, litigation or arbitration cases, serious deterioration of financial situation, and declaration of bankruptcy or dissolution.

8. In case that Party B is an individual:

(1) where Party B has any changes such as disability, unemployment, relocation, position adjustment, and business adjustment, and Party A believes that such change has affected or may affect Party B’s performance of its guarantee obligations;

(2) where Party B is investigated for criminal responsibility in accordance with the law or is subject to other coercive measures in accordance with the law or has been restricted by the relevant authorities to take measures to restrict one of its rights, and Party A believes that any of the said cases has affected or may affect Party B to perform its guarantee obligations; and

(3) where the heir or the devisee of Party B refuses to continue to assume the guarantee responsibility after renunciation of inheritance or bequest or acceptance of inheritance or bequest;

9. other circumstances related to Party B that Party A believes has affected or may affect Party B’s performance of its guarantee obligations.

II. Liability for breach

In the event of an event of default as described in Paragraph 1 of this Article, Party A shall have the right to take one of the following measures or to take various measures at the same time:

1. requiring Party B to assume the guarantee responsibility and having the right to deduct all the debts under the Main Contract directly from Party B’s account;

2. requiring Party B to provide new guarantees that meet the requirements of Party A, including but not limited to the provision of collateral and pledge;

3. requiring Party B to compensate Party A for all losses; and/or

4. Other remedies that Party A has the right to claim in accordance with the law and the Contract.

Article 8 Where the Main Contract or the specific business contract under the Main Contract is legally invalid or part of their terms is invalid due to any reasons, Party A still has the right to request the debtor under the Main Contract to return the agreed credit-granting principal and interest and other relevant funds in accordance with relevant legal provisions. Under the above circumstance, Party A has the right to request Party B to assume the guarantee responsibility for the repayment obligation of the debtor under the Main Contract or directly bear the responsibility for joint repayment according to the conditions stipulated in the Contract.

Article 9 Service

I. Party B confirms and declares that the information provided in the subsidiary terms, which is provided by the personnel recognized by Party B and is accurate and correct, is the address for service and contact information for the legal instruments involved in the Contract regarding such fields as various documents, debt collection, dispute resolution, litigation (arbitration) (including first instance, second instance, retrial, execution and other stages of litigation).

II. Where Party A, the people’s court, the arbitration institution, the notary office and other parties send the documents to Party B according to the address and contact information provided by Party B, and if no one receives or signs the documents, or the mail is rejected, or it falls under any other circumstance under which the addressee does not give feedback, the date of return of the documents will be deemed as the date of service; where the mail is subject to a direct service and Party B refuses to receive, the process server may take a photo or video to record the service process and leave the documents in place, so that it will be deemed as service.

III. Where Party B makes any change to the contact information before the debt hereunder is settled, Party B shall notify Party A in writing within ten working days after the change and provide the contact information and address for service after the change, and the said written notice shall be kept as an appendix to the Contract. After the debt hereunder comes to the litigation (arbitration) stage, Party B shall notify the people’s court or the arbitration institution of such change in writing at the same time.

IV. Party B hereby expressly declares that Party A or the people’s court of appeal may serve the document by means of a modern communication method such as sending a text message to the mobile phone in the contact information provided by Party B, sending a fax to the designated fax number or sending an email to the designated email address, and in terms of service by SMS, fax, or email, the date of sending will be the date of service.

V. Where Party B provides incorrect or unclear address for service and contact information or fails to inform the address for service and contact information after change in a timely manner, resulting in the failure to serve or return the document, the date on which the document is returned shall be deemed as its date of service.

Article 10 Statement, undertakings and commitments of Party B

1. Party B has legal authorities, rights and authorizations to sign, deliver and perform the Contract.

2. Party B undertakes that the application information provided to Party A is true, complete, legal and valid, without any false records, misleading statements or major omissions.

3. Party B hereby undertakes that, in the event of any change to its domicile, correspondence address, contact number or employment situation (or business scope and legal representative) or other matters, it will warrant to notify Party A in writing within 10 days after the change of the matter concerned.

4. Party B fully understands the actual purpose and risks of the debtor’s borrowing, financing and/or use of bank credit, recognizes the authenticity of the background basic transactions of such borrowing, financing and/or use of bank credit, without any fraud or coercive behavior, and provide joint and several liability warranty guarantee for the creditor’s rights between the creditor and the debtor under the Main Contract on an entirely voluntary basis. All the declarations of intention under the Contract are true.

5. Under the Contract, the two parties agree to carry out the enforcement of the notarization and undertake that they are willing to accept the enforcement of the people’s court upon their failure in performing or fully performing their obligations under the Contract.

Article 11 Modification of the Contract

1. After the agreement between the two parties, the Contract may be modified or rescinded, and the agreement to modify or rescind the Contract shall be made in writing.

2. Where the Main Contract is modified, Party A shall promptly solicit the consent of Party B in writing, and Party B shall continue to assume joint and several warranty liability for the debt under the Main Contract after such change. However, if the modification of the Main Contract causes the debtor’s debt to be alleviated (including but not limited to the reduction of the amount of the debt under the Main Contract, the shortening of the debt term, etc.), Party B shall be deemed to have agreed to the modification, without separate obtainment of its consent, and Party B shall continue to assume the responsibility for warranting the debt under the Main Contract after change.

Article 12 During the existence of the Contract, Party A’s tolerance or extension for Party B’s any breach of contract or delay or Party A’s postponement in exercising its due rights hereunder shall not impair, influence or limit all rights due to Party A as the creditor as stipulated by the Contract and relevant laws, and it shall not be regarded as Party A’s permission or recognition of any breach of this contract, nor shall it be deemed that Party A waives its right to take action against Party B’s existing or future breach of contract.

Article 13 Application of law and dispute resolution

1. The Contract is made under and also governed by the laws of the People’s Republic of China.

2. The dispute arising from the Contract shall be settled via the method stipulated in the Main Contract.

Article 14 The Contract shall become effective upon signing and sealing by the parties.

Article 15 Notes and statements

Party A has drawn Party B’s attention to a comprehensive and accurate understanding of the terms and conditions of the Contract, especially those in bold. At the request of Party B, the corresponding terms of the Contract are explained accordingly. The contracting parties have fully understood the meaning of the terms hereof and their corresponding legal consequences.

At the same time, Party B specifically declares that special attention has been paid to the terms that involve its obligations and its disadvantages and it will accept these terms.

(The above is the standard terms of the Contract, while the following is the subsidiary terms)

Guarantee Contract of Guarantee under the Debt Ceiling

(subsidiary terms)

Contract No.: N. T. 0202 E. B. Z. No.19050501

Party A (creditor under the Main Contract): Ningbo Commerce Bank Co., Ltd., Shanghai Branch

Party B (guarantors): Wang Yingand Zeng Qingchun

ID card No. (filled in by natural person): **** and ****

Article 1 Debtor: Shanghai ECMOHO Health Biotechnology Co., Ltd.

Article 2 The purview of guarantee under the Contract is set out in Item 1.

1. the principal, interest, compound interest and penalty interest of all the debt (including contingent liabilities) assumed by the debtor under the comprehensive credit line contract (N. T. 0202 Z. Z. No.19050501) and its supplementary agreement (if any), and the expenses for realizing the creditor’s rights. The maximum amount of debt principal (balance) is (equivalent to) RMB (in words) Two Million Only. As long as the debt under the Main Contract is not fully settled, Party A has the right to request Party B to assume the guarantee liability in terms of the debt balance within the purview of the above guarantee.

2. (equivalent to) currency (in words)          of the principal (equivalent to) currency (in words)      of all the debt (including contingent liabilities) assumed by the debtor under the              contract (N. T.      Z. No.    ) and its supplementary agreement (if any), as well as the corresponding interest, compound interest, penalty interest and the expenses for realizing the creditor’s rights. As long as the debt under the Main Contract is not fully settled, Party A has the right to request Party B to assume the guarantee liability in terms of the debt balance within the purview of the above guarantee.

3. the performance of the debts under all the main contracts signed by and between the debtor and Party A from     ,      to     ,     . The date of the debt under the Main Contract (the date on which the contingent debt occurs is the effective date of the corresponding main contract) shall be within the above-mentioned period, and the maturity date of the debt under the Main Contract shall not be limited by such period. The scope of warranty guarantee provided by Party B includes the principal, interest, compound interest and penalty interest of all debts (including contingent liabilities) under the Main Contract, and the expenses for realizing the creditor’s rights. The maximum balance of the above debt principal is (equivalent to) currency (in words)         . As long as the debt under the Main Contract is not fully settled, Party A has the right to request Party B to assume the guarantee liability in terms of the debt balance within the purview of the above guarantee.

4.

Article 3 The transferee of the credit line and the amount of credit line transferred:                                                                       (transferor), amount (equivalent to)         (currency) (in words)                                                                                                           .

Article 4 The information for service provided by Party B:

Address for service: ****

Zip code: ****                Fax:

Addressee (or agent thereof): Wang Ying

Tel.:                          Mobile No.: ****

E-mail:

Article 5 The Contract is made in duplicate with each copy having the same legal effect.

Article 6 Supplementary provisions:

The standard terms and the subsidiary terms of the Contract constitute a complete contract.

Party A (creditor under the Main Contract):

/s/ Zhang Zhengyin

Party B (warrantors):

Legal representative or authorized agent:

/s/ Wang Ying

/s/ Zeng Qingchun

Signed on: May 6, 2019 Signed in: Shanghai

Risk Disclosure Book

Dear client,

Thank you / your company for applying for credit granting or provision of warranty guarantee for the credit granting of others at our bank. We will provide high quality financial services, and once you / your company have / has a malicious breach of contract, we will file a lawsuit or arbitration according to the contract. We will, according to the Several Provisions of the Supreme People’s Court on Issuance of List of Dishonest Persons Subject to Enforcement issued by the Supreme People’s Court and the Memorandum of Understanding on Taking Joint Disciplinary Actions against Dishonest Persons Subject to Enforcement jointly issued by 44 departments including the National Development and Reform Commission and the Supreme People’s Court, take measures to include you in the list of dishonest persons in accordance with the law, and the relevant notice is hereby given as follows:

I. The overdue information of you / your company will be included in the credit reference system of the People’s Bank of China, which will have a significant impact on your future credit;

II. You / your company will be included in the list of dishonest persons of the Supreme People’s Court, which will have a significant impact on your life, investment and other activities, including but not limited to:

1. No enterprise bonds or corporate bonds may be issued;

2. No bonds may be issued in the interbank market;

3. You may not serve as a director, supervisor or senior officer of a financing guarantee company or a financial institution;

4. You may not participate in government procurement activities;

5. You may not pay high premiums to buy insurance products with cash value;

6. Your company may not set up a commercial bank or branches and representative offices thereof or participate in shareholdings of a commercial bank, or acquire a commercial bank;

7. suspension of the equity incentive plan for a domestic state-controlled listed company or termination of the exercise qualification for an equity incentive object;

8. the investment amount will be limited for a qualified foreign institutional investor;

9. It is impossible to get any money for financing from a financial institution;

10. In case of operating difficulties or difficulties in living, it may not be possible to obtain subsidized funds and social security funds;

11. You may not be entitled to preferential policies when conducting investment, taxation, import and export activities;

12. You will turn to a key regulatory object who will be subject to more administrative supervision and management;

13. You may not serve as the legal representative, director or supervisor of a state-owned enterprise;

14. You may not be registered as the legal representative of a public institution;

15. Your information will be disclosed to the public via the “Credit China” website and the National Enterprise Credit Information Publicity System, or via major news websites;

16. You may not be recruited (employed) as a civil servant or a functionary of a public institution;

17. Your company may not be appraised as a civilized unit or moral model;

18. The legal representative, major person in charge, the person directly responsible for causing bad effect on the performance of the debt and the actual controller of the entity subject to enforcement and the dishonest entity subject to enforcement, may not take a plane, a train with soft sleeper, or take any seat in a G-series China Railway High-speed train or a seat of the first class or above in any other China Railway High-speed train, or have the relevant spending acts not necessary in daily life or work;

19. The legal representative, major person in charge, the person directly responsible for causing bad effect on the performance of the debt and the actual controller of the entity subject to enforcement and the dishonest entity subject to enforcement, may not get accommodation in four or more-star-rated guesthouses and hotels as well as other high-grade and high-consumption guesthouses and hotels; or have spending at night clubs and golf courses, which shall be carried out by the National Tourism Administration, the Ministry of Commerce, the Ministry of Public Security and the Ministry of Culture;

20. The legal representative, major person in charge, the person directly responsible for causing bad effect on the performance of the debt and the actual controller of the entity subject to enforcement and the dishonest entity subject to enforcement, may not purchase house property, land and other real estate; may not participate in transactions involving state-owned property rights such as assets of state-owned enterprise and state assets;

21. The legal representative, major person in charge, the person directly responsible for causing bad effect on the performance of the debt and the actual controller of the entity subject to enforcement and the dishonest entity subject to enforcement, may not participate in the group tour organized by the travel agency, or be entitled to other travel-related services provided by the travel agency, or have spending at tourism companies such as resorts that have obtained travel ratings;

22. The legal representative, major person in charge, the person directly responsible for causing bad effect on the performance of the debt and the actual controller of the entity subject to enforcement and the dishonest entity subject to enforcement, may not send children to private schools with expensive tuition;

23. Leaving the country is not permitted;

24. You may not use state-owned forest land, or apply for key forestry construction projects or key grassland protection construction projects;

25. Your company may not turn to a customs certification enterprise, and your import and export will be closely regulated;

26. Your company may not engage in such industries as pharmaceuticals and food; you may not serve as a main responsible person, director, supervisor or senior officer of a production and operation unit;

27. In case of a lawyer or a law firm, appraisal as an advanced or outstanding individual or unit may not be allowed; and

28. Those who refuse to execute judgments or rulings will be subject to criminal sanctions by the people’s procuratorate and the Ministry of Public Security, and given a punishment for refusing to execute the judgment or ruling.